                                                                   EXHIBIT 24.1

                              AMWAY JAPAN LIMITED

                               Power of Attorney


   KNOW ALL MEN BY THESE PRESENTS, that Amway Japan Limited, a Japanese corporation (the "Company"), hereby appoints Richard S. Johnson, Craig N. Meurlin, Robert A. Yolles, Thomas C. Daniels and Kevin D. Cramer, and each of them, as attorneys-in-fact for the Company each with full power of substitution and resubstitution), for and in the name, place and stead of the Company to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, a Registration Statement on Form F-3 ("Registration Statement"), for the purpose of registering shares of Common Stock, no par value per share ("Common Stock"), of the Company, which shares of Common Stock may be represented by American Depositary Shares ("ADSs"), and any and all amendments, supplements and exhibits to the Registration Statement, including post-effective amendments, and any and all applications and other documents to be filed with the Securities and Exchange Commission, and any and all applicable applications and other documents in connection with the listing of the Company's Common Stock and Common Stock as represented by ADSs on the New York Stock Exchange or any other U.S. or non-U.S. national securities exchange or over-the-counter market, and any and all documents required to be filed with any state securities regulating board or commission pertaining to the Registration Statement or securities covered thereby, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in order to effectuate the same as fully and to all intents and purposes as the Company might or could do itself, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or any of the substitutes, may do or cause to be done by virtue hereof.

                 EXECUTED as of the 20th day of October, 1995.


                                         AMWAY JAPAN LIMITED


                                         By:  /s/ Richard S. Johnson
                                              ----------------------
                                              Richard S. Johnson
                                              Representative Director
                                              and President

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below does hereby constitute and appoint Richard S. Johnson, Craig N. Meurlin, Robert A. Yolles, Thomas C. Daniels and Kevin D. Cramer, and each of them, such person's true and lawful attorneys-in-fact and agents, each with full power and substitution and resubstitution in each of them, to do any all acts and things in such person's respective name on such person's respective behalf in any and all capacities that they or any of them may deem necessary or advisable to enable Amway Japan Limited to comply with the Securities Act of 1933 or the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form F-3 (Registration No. 33-97204) filed by Amway Japan Limited with the Securities and Exchange Commission, including specifically, but not limited to, power and authority to sign for such respective person any and all amendments (including post-effective amendments) thereto and to file the same, with all exhibits thereto and other documents therewith, with the Securities and Exchange Commission; and each such person does hereby ratify and confirm all that they or any of them, shall do or cause by virtue hereof. This power of attorney may be signed in counterparts.

            Name                                                   Date
            ----                                                   ----

--------------------------------------                        October __, 1995
Richard M. DeVos, Jr.


--------------------------------------                        October __, 1995
Stephen A. Van Andel


/s/ Richard S. Johnson                                        October 20, 1995
--------------------------------------
Richard S. Johnson


/s/ Yoshizo Matsushita                                        October 20, 1995
--------------------------------------
Yoshizo Matsushita


/s/ Takashi Kure                                              October 20, 1995
--------------------------------------
Takashi Kure


/s/ Hisao Hattori                                             October 20, 1995
--------------------------------------
Hisao Hattori


/s/ Hitoshi Tsurumoto                                         October 20, 1995
--------------------------------------
Hitoshi Tsurumoto


--------------------------------------                        October __, 1995
Nobuyuki Nakahara


/s/ Noboru Makino                                             October 20, 1995
--------------------------------------
Noboru Makino


/s/ Yoshikazu Takaishi                                        October 20, 1995
--------------------------------------
Yoshikazu Takaishi